CONTRIBUTION AGREEMENT

                                     BETWEEN

                          IMMUNOTECHNOLOGY CORPORATION

                                       AND

                         PETALS DECORATIVE ACCENTS, LLC



                                  June 23, 2006







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                                Table of Contents

                                                                          Page


1.       DEFINITIONS........................................................1

2.       CONTRIBUTION OF ASSETS BY PETALS...................................4
2.1      Contribution of Assets.............................................4
2.2      Excluded Assets....................................................5
2.3      Assumption of Liabilities..........................................5
2.4      Liabilities Not Assumed............................................5
2.5      Capital Contribution...............................................5
2.6      Certain Tax Matters................................................6
2.7      Deliveries at the Closing..........................................6

3.       REPRESENTATIONS AND WARRANTIES OF PETALS...........................7
3.1      Organization of Petals.............................................7
3.2      Subsidiaries.......................................................7
3.3      Authorization of Transaction.......................................7
3.4      Noncontravention...................................................7
3.5      Title to Assets....................................................7
3.6      Financial Statements of Petals.....................................8
3.7      Material Liabilities...............................................8
3.8      Tax Matters........................................................8
3.9      Compliance with Laws...............................................8
3.10     Real Property......................................................8
3.11     Intellectual Property..............................................9
3.12     Contracts..........................................................9
3.13     Accounts Receivable................................................9
3.14     Litigation.........................................................9
3.15     Consents 9
3.16     Finder's Fees......................................................9
3.17     Officers and Directors.............................................9

4.       REPRESENTATIONS AND WARRANTIES OF IMMUNO..........................10
4.1      Organization......................................................10
4.2      Foreign Qualification.............................................11
4.3      Subsidiaries......................................................11
4.4      Authorization of Transaction......................................11
4.5      Noncontravention..................................................11
4.6      Financial Statements of Immuno....................................12
4.7      Operation of  Business............................................12
4.8      Material Liabilities..............................................12
4.9      Tax Matters.......................................................12
4.10     Compliance with Laws..............................................12
4.11     Real Property.....................................................13

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4.12     Intellectual Property.............................................13
4.13     Contracts.........................................................13
4.14     Litigation........................................................13
4.15     Employees.........................................................13
4.16     Issuance of Additional Shares of Common Stock.....................13
4.17     SEC Reports.......................................................13
4.18     Transactions with Officers and Directors..........................14
4.19     Officers and Directors............................................14
4.20     Consents 15
4.21     Finder's Fees.....................................................15
4.22     Takeover Statutes; Rights Agreement...............................15

5.       PRE-CLOSING OBLIGATIONS...........................................15
5.1      Obligations of the Parties........................................15
5.2      Conduct of Business Prior to Closing..............................15
5.3      Conduct of Immuno Prior to Closing................................16
5.4      No Negotiation....................................................17
5.5      SEC Reporting.....................................................17

6.       CONDITIONS TO OBLIGATION TO CLOSE.................................17
6.1      The Closing.......................................................17
6.2      Conditions to the Obligations of Immuno...........................18
6.3      Conditions to Obligations of Petals...............................18

7.       ABANDONMENT.......................................................20

8.       CLOSING AND TERMINATION...........................................21
8.1      Fees     .........................................................21
8.2      Termination.......................................................21

9.       FURTHER AGREEMENTS; 1934 ACT REPORTING............................21

10.      PUBLIC DISCLOSURE.................................................21

11.      INDEMNIFICATION...................................................21

12.      LIMITATION ON LIABILITY; NO THIRD PARTY BENEFICIARIES.............21

13.      FURTHER ASSURANCES................................................21

14.      NO WAIVER.........................................................22

15.      GOVERNING LAW.....................................................22

16.      RULES OF CONSTRUCTION.............................................22

17.      ASSIGNMENT........................................................22

18.      NOTICES...........................................................22

19.      BINDING AGREEMENT.................................................24

20.      COUNTERPARTS......................................................24

21.      SEVERABILITY......................................................24

22.      DELAYS OR OMISSIONS...............................................24

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                             CONTRIBUTION AGREEMENT

         This Contribution Agreement is entered into effective as of this 23rd day of June, 2006 by and between ImmunoTechnology Corporation, a Delaware corporation ("Immuno"), and Petals Decorative Accents, LLC, a Delaware LLC ("Petals"). Immuno and Petals are collectively referred to herein as the "Parties."

         WHEREAS, Petals is in the business of designing, assembling, marketing and selling silk flowers and trees by mail order and its website (the "Business");

         WHEREAS, Petals wishes to sell to Immuno, and Immuno wishes to buy from Petals, substantially all of the assets owned by Petals that are used in connection with or arise or at any time have arisen from the Business, on the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1. DEFINITIONS. When used herein, the following terms shall have the following meanings:

         "Acquired Accounts Receivable" has the meaning set forth in Section 2.1(a)(iii).

         "Acquired Assets" has the meaning set forth in Section 2.1.

         "Acquired Inventory" has the meaning set forth in Section 2.1(a)(ii).

         "Assumed Contracts" has the meaning set forth in Section 2.1(e).

         "Assumed Liabilities" has the meaning set forth in Section 2.3.

         "Balance Sheet" has the meaning set forth in Section 3.6.

         "Balance Sheet Date" has the meaning set forth in Section 3.6.

         "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions are not required to be open in Ridgefield, Connecticut.

         "Capital Contribution" has the meaning set forth in Section 2.5.

         "Closing" has the meaning set forth in Section 6.1.

         "Closing Date" has the meaning set forth in Section 6.1.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Equity Equivalents" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of the


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Parties and any rights to acquire the foregoing, including, without limitation, any rights to acquire securities exercisable for, convertible into or exchangeable for the foregoing.

         "Excluded Liabilities" has the meaning set forth in Section 2.4.

         "Financial Statements of Immuno" has the meaning set forth in Section 4.6.

         "Financial Statements of Petals" has the meaning set forth in Section 3.6.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "Governmental Authorizations" means any: (a) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any contract with any Governmental Body.

         "Governmental Body" means any (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, or other government; (iii) governmental or quasi-governmental authority of any nature, including any governmental agency, branch, department, board, official, or entity and any court or other tribunal;
(iv) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature; and any Person, directly or indirectly, owned by and subject to the control of any of the foregoing.

         "Knowledge of Immuno" means the actual knowledge of Mark A. Scharmann.

         "Knowledge of Petals" means the actual knowledge of Christopher Topping and Steve Hieber.

         "Law" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

         "Liability" means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether incurred or consequential and whether due or to become due), including any liability for Taxes.

         "Lien" means any mortgage, pledge, lien, security interest, charge, claim, equitable interest, encumbrance, restriction on transfer, conditional sale or other title retention device or arrangement (including a capital lease), deposit arrangement, collateral assignment, or restriction on the creation of any of the foregoing, whether relating to any property or right or the income or profits therefrom; provided, however, that the term "Lien" shall not include statutory liens for Taxes to the extent that the payment thereof is not in arrears or otherwise due.

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         "Material Adverse Effect" means any event or events or any change in or effect on the Parties' financial condition, business, operations, assets, properties, or results of operations that, when taken as a whole, (i) has materially interfered or is reasonably likely to materially interfere with the ongoing operations of the Parties' business or (ii) singly or in the aggregate has resulted in, or is reasonably likely to have, a material adverse effect on the ongoing conduct of the business of the Parties; provided, however, that any adverse effect arising out of or resulting from (x) an event or series of events or circumstances affecting the United States economy generally or the economy generally of any other country in which the Parties operate or (y) the entering into of this Agreement and the consummation of the transactions contemplated thereby, shall be excluded in determining whether a Material Adverse Effect has occurred.

         "Permitted Liens" means (a) liens for current taxes, water and sewer charges and other statutory liens and trusts not yet due and payable or that are being contested in good faith, (b) liens incurred in the ordinary course of business, such as carriers', warehousemen's, landlords' and mechanics' liens and other similar liens arising in the ordinary course of business, (c) liens on personal property leased under operating leases, (d) liens, pledges or deposits incurred or made in connection with workmen's compensation, unemployment insurance and other social security benefits, or securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, in each case incurred in the ordinary course of business, (e) pledges of or liens on manufactured products as security for any drafts or bills of exchange drawn in connection with the importation of such manufactured products in the ordinary course of business, (f) liens or other claims arising under Article 2 of the Uniform Commercial Code that are special property interests in goods identified as goods to which a contract refers, (g) liens arising under Article 9 of the Uniform Commercial Code that are purchase money security interests, (h) such imperfections or minor defects of title, easements, rights-of-way and other similar restrictions (if any) as are insubstantial in character, amount or extent, do not materially detract from the value or interfere with the present or proposed use of the properties or assets of the party subject thereto or affected thereby, and do not otherwise materially adversely affect or impair the business or operations of such party,
(i) liens associated with certain lines of credit provided to Petals through Ridgefield Bank, and (j) liens associated with the term notes issued by Petals to Southridge Partners, LP and Southshore Capital Management, Ltd.

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Body (or any department, agency, or political subdivision thereof).

         "Subsidiary" means with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power


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for the election of a majority of the directors (or the equivalent) of such
Person other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

         "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         "Tax Return" shall mean any return, filing, questionnaire, information return, election or other document required or permitted to be filed, including requests for extensions of time, filings made with respect to estimated tax payments, claims for refund and amended returns that may be filed, for any period with any Tax authority (whether domestic or foreign) in connection with any Tax (whether or not a payment is required to be made with respect to such filing), including any schedule or attachment thereto and any amendment thereof.

2. CONTRIBUTION OF ASSETS BY PETALS.

2.1 Contribution of Assets. At the Closing, Petals shall sell, transfer, assign, convey and deliver to Immuno, and Immuno shall purchase, acquire and accept from Petals, subject to and upon the terms and conditions contained herein, free and clear of any Lien, other than Permitted Liens, all of the right, title and interest of Petals in and to all of the assets and property, real, personal and mixed, tangible and intangible, used in or forming a part of the Business, as the same shall exist as of the Closing (collectively, the "Acquired Assets"), including, without limitation, the following:

(a) All assets of Petals reflected on the Balance Sheet and all assets of Petals that have been acquired since the Balance Sheet Date (other than assets that have been disposed of in the ordinary course of business since the Balance Sheet
Date), including without limitation:

              (i) all the furniture, furnishings, office equipment and other tangible personal property;

              (ii) all inventory (the "Acquired Inventory");

              (iii) all Petals' trade accounts and notes receivable (the "Acquired Accounts Receivable");

(b) To the extent they are assignable or transferable under applicable law, all rights of Petals under all licenses, permits, authorizations, orders, registrations, certificates, variances, approvals, consents and franchises used or useful in connection with the operation of the Business of Petals, or any pending applications relating to any of the foregoing, including all governmental permits, licenses, authorizations, approvals and consents;

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(c) All intellectual property, goodwill associated therewith, licenses and sublicenses granted in respect thereto and rights thereunder, remedies against infringements thereof and rights to protection of interest therein, including all trade names, trademarks, service marks, copyrights, and other names;

(d) All customer, distributor, supplier and mailing lists of Petals;

(e) All rights of Petals under any of the contracts and agreements listed on
Schedule 2.1(e) (the "Assumed Contracts"), and all open customer purchase orders;

(f) All telephone, facsimile and other communication lines and numbers;

(g) All files, plans, documents, correspondence, lists, plats, architectural plans, drawings, notebooks, specifications, creative materials, advertising and promotional materials, marketing materials, studies, reports, equipment repair, maintenance or service records relating to Petals and the Business whether written or electronically stored or otherwise recorded; and

(h) All business and financial records, books and ledgers; provided that Petals shall be entitled to retain, in both written and electronic form, copies of such records relating to Petal's corporate existence, financial statements and operating results as may be necessary for the purposes of defending any legal claims made against it and preparing its financial statements and tax returns.

2.2 Excluded Assets. All rights of Petals under this Agreement shall be excluded from the Acquired Assets to be sold, assigned, transferred, conveyed and delivered to Immuno hereunder, and to the extent in existence on the Closing Date, shall be retained by Petals.

2.3 Assumption of Liabilities. On the terms and subject to the conditions set forth herein and except as contemplated by Section 2.4 hereof, from and after the Closing, Immuno will assume and satisfy or perform when due all of the Liabilities of Petals which are not Excluded Liabilities (as defined below) (the "Assumed Liabilities") including, without limitation:

(a) Liabilities associated with or arising out of the Business of Petals.

(b) Liabilities under the Assumed Contracts listed on Schedule 2.1(e); and

(c) Liabilities of Petals set forth on Schedule 2.3(c).

2.4 Liabilities Not Assumed. Immuno will not assume or perform any Liabilities included on Schedule 2.4 (the "Excluded Liabilities"). Without limiting the generality of the foregoing, Immuno specifically assumes no liability for, and Petals specifically retains sole responsibility for, the Excluded Liabilities (whether or not contemplated by Section 2.3).

2.5 Capital Contribution. On the terms and subject to the conditions of this Agreement, at the Closing, Petals shall convey, assign, transfer and deliver all right, title and interest in the Acquired Assets as a contribution to the capital of Immuno in exchange for (i) Immuno's assumption of the Assumed Liabilities, and (ii) the issuance by Immuno to Petals of 90,000,000 shares of


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Common Stock of Immuno, par value $.00001 per share "Immuno Common Stock",
10,800 shares of Series A Convertible Preferred Stock, par value $.00001 per share (the "Series A Preferred Stock") and 240 shares of Series B Convertible Preferred Stock, par value $.00001 per share (the "Series B Preferred Stock"). The shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock received by Petals pursuant to this Section 2.5 and herein after is referred to as the "Share Consideration".

2.6 Certain Tax Matters. The parties intend that the contribution by Petals of the Acquired Assets to Immuno pursuant to this Agreement in exchange for Immuno's assumption of the Assumed Liabilities and issuance of the Share Consideration will constitute transfers of property in exchange for equity of Immuno that qualifies for nonrecognition of gain under Section 351 of the Code;


provided, however, that nothing herein shall constitute a representation or warranty by either of the Parties hereto as to the Tax consequences to any Party of the transactions hereunder. The Parties and each of their respective affiliates shall, for all federal, state and local income tax purposes, treat the transactions effected pursuant to this Agreement collectively constituting a transaction under Section 351 of the Code and agree to take no tax or accounting position (including for financial accounting purposes, regulatory reporting purposes and tax purposes) inconsistent with the treatment of this transaction as a transaction under Section 351 of the Code. Immuno agrees, that if the contribution of the Acquired Assets and the assumption of Liabilities pursuant to this Agreement results in a tax liability to Petals or its affiliates (a "Petals Tax Liability"), Immuno shall indemnify Petals or such affiliate for the amount equal to the Petals Tax Liability reduced by the portion of such Petals Tax Liability that is directly attributable to the assumption by Immuno of the Liabilities included on Schedule 2.3(c) attached hereto.


2.7      Deliveries at the Closing.

(a) At the Closing, Petals will deliver to Immuno (i) a Bill of Sale in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by Petals (ii) the Assignment and Assumption Agreement, duly executed by Petals, the form attached hereto as Exhibit B (the "Assignment and Assumption Agreement") (iii) the various agreements, instruments, certificates and documents referred to in
Section 6, duly executed by the appropriate Petals officer (iv) such other instruments of sale, transfer, conveyance and assignment as Immuno and its counsel may request duly executed by the appropriate authorized officer of Petals, and (v) all other previously undelivered instruments and documents that Petals is required to deliver pursuant to this Agreement. Simultaneously with such delivery, Petals shall put Immuno in possession and operating control of the Acquired Assets, free and clear of all Liens, other than Permitted Liens, or any other encumbrances of any kind whatsoever.

(b) At the Closing, Immuno will deliver to Petals (i) the Share Consideration,
(ii) the Assignment and Assumption Agreement, duly executed by Immuno, (iii) the various agreements, instruments, certificates and documents referred to in
Section 6, duly executed by Immuno (iv) all other previously undelivered instruments and documents that Immuno is required to deliver pursuant to this Agreement.

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3. REPRESENTATIONS AND WARRANTIES OF PETALS. Petals represents and warrants to
Immuno that, except as set forth in the schedule of exceptions, dated as of the date of this Agreement, the statements contained in this Section 3 are correct and complete as of the date of this Agreement and, unless a date is specified in such representation and warranty, will be correct and complete as of the Closing Date (as though made on the Closing Date and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

3.1 Organization of Petals. Petals is a limited liability corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Except as set forth on Schedule 3.1, Petals is qualified as a foreign corporation in all jurisdictions where its business or ownership of assets or properties so requires, except where the failure to be so qualified would not have a Material Adverse Effect on the business or financial condition of Petals. The business of Petals does not require it to be registered as an investment company or investment adviser as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

3.2      Subsidiaries.  Petals has no Subsidiaries.

3.3 Authorization of Transaction. Petals has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the members of Petals and no other action on the part of Petals is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by Petals and constitutes a valid and binding obligation of Petals, enforceable against Petals in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and subject to (i) general principals of equity and (ii) the availability of specific performance or other equitable or legal remedies.

3.4 Noncontravention. The execution, delivery and performance of this Agreement by Petals and the consummation by Petals of the transactions contemplated hereby do not and will not: (a) conflict with the Petal's charter documents or Operating Agreement, as amended, (b) violate any law, regulation, order, judgment or decree applicable to Petals or any of its assets or properties, or
(c) result in a default or acceleration of any obligation under, or give rise to any obligation under, any agreement or instrument applicable to Petals or any of its assets or properties. Except as set forth on Schedule 3.15, no waiver, consent, approval or authorization of any person is required to be made or obtained by Petals in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the assignment by Petals to Immuno of the Purchased Assets.

3.5 Title to Assets. Petals owns and has good and marketable title to, all of the Acquired Assets, free and clear of any Lien, other than Permitted Liens. The Acquired Assets are, in the aggregate, sufficient and adequate for the conduct after the Closing of the operations of Petals as currently conducted. There is no material property or asset used by Petals in the conduct of the Business as presently operated which is not an Acquired Asset. The Acquired Assets are in good operating condition and repair, ordinary wear and tear expected.

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3.6 Financial Statements of Petals. The financial statements of Petals, consisting of its audited balance sheet as at September 3, 2005, and its audited statement of operations, members' equity cash flows for the year ended September 3, 2005, all together with accompanying notes, delivered to Immuno prior to the Closing, have been audited by an independent registered public accounting firm registered with the PCAOB and fairly present, in all material respects, the consolidated financial position, results of operations and other information purported to be shown therein of Petals, at the date and for the respective periods to which they apply. The unaudited financial statements of Petals, consisting of its balance sheet as at February 28, 2006, its statement of income, statement of members' equity and statement of cash flows for the six months ended February 28, 2006, delivered to Immuno prior to the Closing, have been prepared in accordance with generally accepted accounting principles, have been adjusted for all normal and recurring accruals, and fairly present the consolidated financial position, results of operations and other information purported to be shown therein of Petals, at the date and for the respective periods to which they apply. The audited financial statements and the unaudited financial statements of Petals are hereinafter referred to as the "Petals Financial Statements".

3.7 Material Liabilities. Except as set forth on Schedule 3.7, there are no known material Liabilities (including, but not limited to material tax Liabilities) or material claims against Petals (whether such Liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not described in the Petals Financial Statements, other than Liabilities incurred in the ordinary course of business since the date of the Petals Financial Statements.

3.8 Tax Matters. All federal, state, county and local income, excise, property and other material tax returns required to be filed by Petals have been filed and all required taxes, fees assessments have been paid or an adequate reserve therefor has been established as described in the Petals Financial Statements. All tax returns filed by Petals are correct and complete in all material respects. The income tax returns of Petals have never been audited by any authority empowered to do so, where any such audit could reasonably be expected to have a Material Adverse Effect. All taxes required by law to be withheld or collected have been so withheld or collected and, to the extent required, paid to the proper Governmental Body, except where the failure to do so could reasonably be expected to have a Material Adverse Effect.

3.9 Compliance with Laws. To the Knowledge of Petals, since June 1, 2004, Petals has in all material respects operated the Business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Petals has all licenses, permits, orders, and approvals from all governmental bodies required for the conduct of its businesses and is not in violation of any such license, permit, order, or approval, where the lack of such license, permit, etc. would have a Material Adverse Effect. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation thereof has been threatened.

3.10     Real Property.  Petals does not own any real property.

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3.11   Intellectual Property. Except as set forth on Schedule 3.11 Petals has no patents, patent applications, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor.

3.12 Contracts. Copies of all material written agreements, contracts, arrangements, understandings and commitments, including, without limitation, real estate leases and loan agreements, to which Petals is a party, by which Petals is bound, or from which Petals is entitled to receive substantial benefits, and a summary of the provisions of each material oral contract, have been made available to Immuno.

3.13 Accounts Receivable. The accounts receivable, net of reserves, set forth in the Petals Financial Statements represent amounts due for goods sold or services rendered by Petals in the ordinary course of business and, except as reserved for in the Petals Financial Statements, are, to the best Knowledge of Petals, collectable in the ordinary course of business, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

3.14 Litigation. Except as set forth on Schedule 3.14, there are no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against Petals which could reasonably be expected to have a Material Adverse Effect or which challenge the validity or propriety of the transactions contemplated by this Agreement and, to Petals' Knowledge there is no reasonable basis for any such proceeding, claim, action or governmental investigation. Petals is not a party to or bound by any order, judgment or decree which could reasonably be expected to have a Material Adverse Effect.

3.15 Consents. Schedule 3.15 sets forth a true, correct and complete list of the identities of any Person whose consent or approval is required and the matter, agreement or contract to which such consent relates in connection with the sale, transfer, assignment or conveyance by Petals of any of the Acquired Assets.

3.16 Finder's Fees. Petals knows of no person who rendered any service in connection with the introduction of Immuno or Petals to each other, which is being compensated through a separate agreement between itself and Petals, and they know of no claim for a "finder's fee" or similar type of fee in connection with the Agreement and the other transactions contemplated hereby.

3.17 Officers and Directors. Except as set forth on Schedule 3.17, Since January 1, 2001, no officer or director of Petals has been the subject of:

(a) a petition under the Federal bankruptcy laws or any other insolvency law nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(b) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated);

(c) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)     Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

(d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity; (e) a finding by a court of competent jurisdiction in a civil action or by the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

(f) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed suspended or vacated.

(g) Petals has no pension plan, profit sharing or similar employee benefit plan.

4. REPRESENTATIONS AND WARRANTIES OF IMMUNO. Immuno represents and warrants to Petals that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and, unless a date is specified in such representation and warranty, will be correct and complete as of the Closing Date (as though made on the Closing Date and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4).

4.1 Organization. Immuno is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue 100,000,000 shares of Immuno Common Stock and 10,000,000 shares of preferred stock, $.00001 par value. Immediately prior to the Closing Date, there will be issued and outstanding, 6,150,000 shares of Immuno Common Stock, all of which will be fully paid and nonassessable and no shares of Immuno Preferred Stock. Except as set forth on Schedule 4.1 and except for the securities being issued by Immuno pursuant to this Agreement, there are no issued or outstanding options, warrants or other rights, contingent or otherwise, to purchase or acquire shares of Immuno Common Stock or any issued or outstanding securities of any nature convertible into shares of Immuno Common Stock. The issued and outstanding shares of Immuno Common Stock have all been issued pursuant to an effective registration statement or an appropriate exemption from the registration requirements of the Securities Act and from any applicable registration requirements of the various states. The issued and outstanding capital stock of Immuno immediately following the Closing, giving effect to the transactions contemplated by this Agreement and by the Immuno Debt Restructuring Agreements (as defined below), shall be as set forth on Schedule 4.1.

4.2 Foreign Qualification. Immuno is qualified as a foreign corporation in all jurisdictions where its business or ownership of assets or properties so requires, except where the failure to be so qualified would not have a Material Adverse Effect on the business or financial condition of Immuno. Schedule 4.2 sets forth a list of all jurisdictions in which Immuno is qualified to business as a foreign corporation. The business of Immuno does not require it to be registered as an investment company or investment adviser as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

4.3      Subsidiaries.  Immuno has no Subsidiaries.

4.4 Authorization of Transaction. Immuno has the requisite corporate power and authority to enter into this Agreement and carry out its/his obligations hereunder. The execution, delivery and performance of this Agreement by Immuno and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Immuno and no other action on the part of Immuno is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Immuno, and constitutes a valid and binding obligation of Immuno enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights, and subject to (i) general principles of equity and (ii) the availability of specific performance or other equitable or legal remedies.

4.5 Noncontravention. The execution, delivery and performance of this Agreement by Immuno and the consummation by Immuno of the transactions contemplated hereby do not and will not: (a) conflict with the Immuno's charter documents or Operating Agreement, as amended, (b) violate any law, regulation, order, judgment or decree applicable to Immuno or any of its assets or properties, or
(c) result in a default or acceleration of any obligation under, or give rise to any obligation under, any agreement or instrument applicable to Immuno or any of its assets or properties. Except as set forth on Schedule 4.5, no waiver, consent, approval or authorization of any person is required to be made or obtained by Immuno in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, the assignment by Petals to Immuno of the Purchased Assets and the issuance by Immuno of the Share Consideration.

4.6 Financial Statements of Immuno. The financial statements of Immuno, consisting of its audited balance sheet as at June 30, 2005, and its audited statement of operations, members' equity cash flows for the year ended June 30, 2005, all together with accompanying notes, as set forth in Immuno's Annual Report on Form 10-KSB, have been audited by an independent registered public accounting firm registered with the PCAOB and fairly present, in all material respects, the consolidated financial position, results of operations and other information purported to be shown therein of Immuno, at the date and for the respective periods to which they apply. The unaudited financial statements of Immuno, consisting of its balance sheet as at March 31, 2006, its statement of income, statement of members' equity and statement of cash flows for the nine months ended March 31, 2006, as set forth in Immuno's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, (the "Form 10-QSB," and collectively with all forms, reports, statements and documents that Immuno was required to file with the Securities and Exchange Commission, the "SEC Reports") have been prepared in accordance with generally accepted accounting principles, have been adjusted for all normal and recurring accruals, and fairly present the consolidated financial position, results of operations and other information purported to be shown therein of Immuno, at the date and for the respective periods to which they apply. The audited financial statements and the unaudited financial statements of Immuno are hereinafter referred to as the "Immuno Financial Statements".

4.7 Operation of Business. Immuno has had no business operations since June of 1992. There has not been any material change in the financial condition of Immuno from that set forth in the Form 10-QSB except for transactions relating to this Agreement and the incurring of expenses or Liabilities relating to this Agreement.

4.8 Material Liabilities. Except as set forth on Schedule 4.8, there are, and at the Closing will be, no Liabilities (including, but not limited to, tax Liabilities) or claims against Immuno (whether such Liabilities or claims are contingent or absolute, direct or indirect, and matured or unmatured) not appearing on the Immuno Financial Statements. Except as set forth in the Immuno Debt Restructuring Agreements, at the Closing Immuno will have no indebtedness for borrowed money, accrued expenses or accounts payable. All fees and expenses incurred by Immuno in connection with this Agreement and the transactions contemplated hereby have been paid by Immuno prior to the Closing.

4.9 Tax Matters. All federal, state, county and local income, excise, property or other tax returns required to be filed by Immuno have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Immuno Financial Statements. Immuno's income tax returns have never been audited by any authority empowered to do so.

4.10 Compliance with Laws. To the Knowledge of Immuno, since June 1, 2004, Immuno has in all material respects operated the business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Immuno has all licenses, permits, orders, and approvals from all governmental bodies required for the conduct of its businesses and is not in violation of any such license, permit, order, or approval, where the lack of such license, permit, etc. would have a Material Adverse Effect. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation thereof has been threatened.

4.11 Real Property. Immuno has no fixtures, furniture, equipment, inventory or accounts receivable.

4.12   Intellectual  Property.  Immuno  has  no  patents,  patent  applications,
trademarks,   trademark  registrations,   trade  names,  copyrights,   copyright
registrations or applications therefor.

4.13 Contracts. Immuno has no material contracts to which it is a party, except those between the parties hereto and as described in the SEC Reports.

4.14 Litigation. There are no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against Immuno, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to Immuno's best knowledge, there is no reasonable basis for any such proceeding, claim, action or governmental investigation. Immuno is not a party to or bound by any order, judgment or decree which will, or might reasonably be expected to have a Material Adverse Effect.

4.15 Employees. Except as set forth on Schedule 4.15, there have been: (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of Immuno; (ii) no loans made to or transactions with any officer or director of Immuno; (iii) no cash dividends or other cash distributions declared or paid by Immuno; and (iv) no purchase by Immuno of any Immuno securities.

4.16 Issuance of Additional Shares of Common Stock. Except as set forth on
Schedule 4.16, Immuno has not issued or committed itself to issue, and prior to the Closing Date will not issue or commit itself to issue any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement.

4.17 SEC Reports. Immuno has made available to Petals true and complete copies of all SEC Reports. As of their respective dates, the SEC Reports and any forms, reports and other documents filed by Immuno after the date of this Agreement complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports or such other forms, reports or other documents, and none of the SEC Reports contained, or will contain at the time they are filed, any untrue statement of a material fact or omitted, or will omit at the time they are filed, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Immuno included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the financial position of Immuno as at the dates thereof and the results of its operations and cash flows for the periods then ended.

4.18 Transactions with Officers and Directors. Except as set forth in the SEC Reports or otherwise disclosed pursuant hereto, there are no loans, leases or other contracts outstanding between Immuno and any officer or director of Immuno or any person related to any officer or director of Immuno.

4.19 Officers and Directors. Since January 1, 2001, no officer or director of Immuno has been the subject of:

(a) a petition under the Federal bankruptcy laws or any other insolvency law nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(b) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated);

(c) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

              (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

              (ii) Engaging in any type of business practice; or

              (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

(d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

(e) a finding by a court of competent jurisdiction in a civil action or by the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

(f) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed suspended or vacated.

(g) Immuno has no pension plan, profit sharing or similar employee benefit plan.

4.20 Consents. Except for the consent and approval of the Board of Directors of Immuno, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Immuno of this Agreement and (ii) the consummation of the Agreement and the other transactions contemplated hereby.

4.21 Finder's Fees. Immuno knows of no person who rendered any service in connection with the introduction of Immuno or Petals to each other, which is being compensated through a separate agreement between itself and Petals, and they know of no claim for a "finder's fee" or similar type of fee in connection with the Agreement and the other transactions contemplated hereby.

4.22 Takeover Statutes; Rights Agreement. The Immuno Board of Directors has, to the extent such statutes are applicable, taken all action necessary to exempt this Agreement and the transactions contemplated hereby, from any anti-takeover, control share acquisition, fair price, moratorium or other similar statute of the State of Delaware (each, a "Delaware Takeover Statute") that applies or purports to apply to this Agreement or the other transactions contemplated hereby. No stockholders rights plan, "poison pill" or similar plan or arrangement exists with respect to any shares of Immuno capital stock.

5.       PRE-CLOSING OBLIGATIONS

5.1 Obligations of the Parties. The Parties shall apply for and diligently prosecute all applications for, and shall use commercially reasonable efforts promptly to obtain, such consents, authorizations and approvals from such Persons as shall be necessary to permit the consummation of the transactions contemplated by this Agreement, and shall use commercially reasonable best efforts to bring about the satisfaction as soon as practicable of all the conditions contained in Section 6 and to effect the consummation of the transactions contemplated by this Agreement.

5.2 Conduct of Business Prior to Closing. From the date of this Agreement and until the Closing, except as contemplated by this Agreement or as otherwise consented to by the Parties in writing, such consent not to be unreasonably withheld, conditioned or delayed, each of the Parties agrees to:

(a) Carry on its business only in the ordinary course of business and use commercially reasonable efforts to preserve intact its present business organization, keep available the services of its executive officers and key employees and preserve its relationships with customers, clients, service providers and others having material business dealings with it;

(b) Timely file all Tax Returns and timely withhold and pay all Taxes;

(c) Continue to provide the same kind, quality, frequency and timeliness of service to each customer in a manner consistent with past practices;

(d) Comply with its obligations contained in this Agreement;

(e) Maintain such Party's assets in their present order and condition (including routine or necessary maintenance), subject to normal wear and tear and normal obsolescence, and, in the case of Petals, maintain insurance upon all of the Acquired Assets of the kind and in the amounts existing as of the date of this Agreement;

(f) Comply in all material respects with all Laws and Governmental Authorizations applicable to it;

(g) Not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in this Agreement at, or as of any time prior to, the Closing;

(h) Not sell or otherwise transfer any of its assets outside the ordinary course of business;

(i) Not amend, modify or terminate any of its material contracts, except for (i) amendments or modifications required by any applicable law, (ii) renewals, or
(iii) non-material amendments in the ordinary course of business.

(j) Promptly advise the other Party, in writing, of any fact, condition, occurrence or change known to the Party that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on such Party, as the case may be, or cause a Breach of this Section 5 or require an amendment to a Party's Disclosure Schedule.

5.3 Conduct of Immuno Prior to Closing. From the date of this Agreement and until the Closing, except as contemplated by this Agreement or as otherwise consented to by Petals in writing, such consent not to be unreasonably withheld, conditioned or delayed, Immuno agrees to:

(a) Except as contemplated by this Agreement, cause, permit or propose any amendments to its certificate of incorporation, bylaws or other charter documents, except as contemplated by this Agreement;

(b) Except as contemplated herein, not merge or consolidate with, or agree to merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any business of, or enter into any joint venture or partnership with, any Person;

(c) Not maintain its books of account and records in other than its usual, regular and ordinary manner, consistent with its past practice;

(d) Not declare set aside or pay any dividend or make any distribution in respect to its capital securities except as contemplated by this Agreement, or reacquire any of its capital stock, or issue or sell any capital securities or rights to acquire capital securities; and

(e) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person or enter into any arrangement having the economic effect of the foregoing; and

(f) Issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities.

5.4 No Negotiation. During the period after the execution hereof and prior to Closing, neither Party shall, directly or indirectly:

(a) solicit or encourage the initiation of any inquiry, proposal or offer from any Person relating to a possible transaction similar to the transactions contemplated in this Agreement;

(b) participate in any negotiations or discussions, or enter into any agreement with, or provide, any non-public information to, any Person relating to or in connection with any such transaction; or

(c) consider, entertain or accept any proposal or offer from any Person relating to any such possible transaction.

Each Party shall promptly notify the other Party in writing of any material inquiry, proposal or offer relating to any such transaction that is received by it during the period specified at the beginning of this Section 5.4.

5.5 SEC Reporting. (a) Immuno shall use commercially reasonable efforts to remain in compliance with all reporting and other requirements of the SEC applicable to Immuno and to cure any past deficiencies in such reporting and other requirements.

(b) Promptly following the execution of this Agreement, Immuno will prepare, file with the SEC and transmit to each stockholder of record of Immuno an information statement on Schedule 14F with respect to the election of directors of Immuno of Petal's designees, as more fully described in Section 6.3(g) below.

6. CONDITIONS TO OBLIGATION TO CLOSE.

6.1 The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on such date as the Parties may mutually agree following the satisfaction (or waiver) of the conditions to closing set forth in Sections 6.2 and 6.3 (the "Closing Date"), but in no event later than July 21, 2006.

6.2 Conditions to the Obligations of Immuno. The obligation of Immuno to consummate the transactions contemplated by the closing of this Agreement is subject to satisfaction of the following conditions prior to the Closing:

(a) Petals shall have delivered to Immuno audited financial statements as at and for the years ended September 3, 2005 and August 28, 2004, and unaudited financial statements for the six month period ending February 28, 2006 in a form compliant with the requirements of Form 8-K as required to be filed within four
(4) days of the Closing.

(b) The representations and warranties of Petals contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as if made on and as of the Closing Date (other than such representations that are made as of a specified date, which shall be true and correct as of such date); and Immuno shall have received certificates to such effect signed by the Chief Executive Officer of Petals, which certificates shall have the effect of Petals making its representations and warranties under this Agreement as of the Closing Date (other than such representations that are made as of a specified date, which shall be remade on the Closing Date as of such specified date).

(c) Petals shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing, and Immuno shall have received a certificate to such effect signed on behalf of Petals by the Chief Executive Officer of Petals.

(d) All authorizations, consents, waivers, approvals or other actions required in connection with the execution, delivery and performance of this Agreement by Petals and the consummation by Petals of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. Petals shall have obtained the authorizations, consents, waivers, and approvals listed on
Schedule 6.2(c).

(e) Immuno shall have received an opinion from counsel to Petals substantially in the form of Exhibit C hereto.

(f) Immuno and Petals shall have entered into the and delivered the Bill of Sale and Assignment, attached hereto as Exhibit A, and the Agreement of Assignment and Assumption of Liabilities attached hereto as Exhibit B.

(g) That Petals shall have provided the information necessary to complete the Form 8-K required to be filed with the SEC within four (4) days of the Closing.

6.3 Conditions to Obligations of Petals. The obligations of Petals to consummate the Agreement are subject to satisfaction of the following conditions prior to the Closing:

(a) The representations and warranties of Immuno contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as if made on and as of the Closing date (other than such representations that are made as of a specified date, which shall be true and correct as of such date); and Petals shall have received certificates to such effect signed by the Chief Executive Officers or President of Immuno, which certificates shall have the effect of Immuno making its representations and warranties under this Agreement as of the Closing Date (other than such representations that are made as of a specified date, which shall be remade on the Closing Date as of such specified date).

(b) Immuno shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing, and Petals shall have received a certificate to such effect signed on behalf of Immuno by the Chief Executive Officer or President of Immuno.

(c) The Certificates of Designation of the Company setting forth the rights, privileges and preferences of the Series A Preferred Stock, in substantially the form of Exhibit D hereto, and the Series B Preferred Stock, in substantially the form of Exhibit E hereto, shall have been filed with the Secretary of State of the State of Delaware and shall have become effective.

(d) All authorizations, consents, waivers, approvals or other actions required in connection with the execution, delivery and performance of this Agreement by Immuno and the consummation by Immuno of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. Immuno shall have obtained any authorizations, consents, waivers, approvals or other actions required to prevent a breach or default by Immuno under any contract to which Immuno is a party or for the continuation of any agreement to which Immuno is a party.

(e) (i) Immuno shall have entered into an agreement or agreements, (collectively the "Immuno Debt Restructuring Agreements") with each creditor of Immuno listed on Schedule 6.3(e) hereto, in form and substance reasonably satisfactory to Petals, pursuant to which:

                     (1) the indebtedness of Immuno to each such creditor in the amount set forth in column C of such Schedule will be exchanged at the Closing for that number of shares of Immuno Common Stock set forth in column D of such Schedule;

                     (2) such  creditor  shall  have  agreed  to  accept in full satisfaction of all remaining indebtedness of Immuno to such creditor (except as set forth in clause (i)(3) below), the amount set forth in column E of such Schedule, payable in cash at the Closing, and in column F of such Schedule;

                     (3) such creditor shall have agreed upon the terms, reasonably acceptable to Petals, upon which Immuno will repay, after the Closing, the amount (if any) opposite the name of such creditor in column F of such Schedule; and

                     (4) such creditor  shall have agreed to execute and deliver a general release with respect to all other claims such creditor has or may have against Immuno.

(ii) all of the transactions contemplated by the Immuno Debt Restructuring Agreements shall have been consummated at or prior to the Closing.

(f) That Immuno's officers shall have resigned seriatim subject to the consummation of the Agreement and Petals' designees, listed on Schedule 6.3(f), shall have been appointed, effective upon the consummation of the Agreement.

(g) Immuno's directors, other than Mr. Scharmann, shall have resigned seriatim subject to the consummation of the Agreement and Petals' designees, listed on Schedule 6.3(g), shall have been appointed, subject to the consummation of the Agreement and, in the case of each Petal's designee other than Mr. Hicks, to compliance by Immuno with Rule 14F-1under the Exchange Act.

(h) That no transactions shall have been entered into by Immuno other than as contemplated by this Agreement, except with the prior written consent of Petals. (i) That no Material Adverse Change shall have occurred in the financial condition of Immuno since March 31, 2006.

(j) Immuno shall have complied fully with the applicable securities or "blue sky" laws of any state or other Governmental Body in connection with the Agreement.

(k) That Petals shall have received an opinion from counsel to Immuno in substantially the form of Exhibit F.

(l) All fees and expenses incurred by Immuno in connection with this Agreement and the transactions contemplated hereby, including all accrued and unpaid legal expenses, shall have been paid by Immuno.

(m) The Secretary of Immuno shall deliver to Petals a certificate attaching copies of (i) Immuno's Certificate of Incorporation, as amended, (ii) Immuno's Bylaws, as amended, and (iii) Immuno's Board of Directors resolutions relating to the transactions contemplated by this Agreement, and such certificate shall state that the copies of such documents and resolutions are true and complete.

(n) Petals shall have obtained any authorizations, consents, waivers, or approvals listed on Schedule 6.2(c).

(o) Immuno and Petals shall have entered into the and delivered the Bill of Sale and Assignment, attached hereto as Exhibit A, and the Agreement of Assignment and Assumption of Liabilities attached hereto as Exhibit B.

7. ABANDONMENT. This Agreement may be abandoned (a) by Petals, on the one hand, or Immuno, on the other hand, acting by its members and Board of Directors respectively, in the event of the failure at the Closing of any condition in favor of such party to which the consummation of the Agreement is subject, or (b) by the mutual consent of the parties, acting by its members and Board of Directors respectively, at any time after such adoption by such shareholders and members and prior to the Closing. In the event of abandonment of this Agreement, the same shall

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         become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part of any of the parties, its members and Board of Directors respectively, or any other party to this Agreement.

8.       CLOSING AND TERMINATION.

8.1 Fees. Petals and Immuno shall be responsible for their own costs and expenses incurred prior to or in connection with this Agreement.

8.2 Termination. In the event the Closing of this Agreement shall not take place by July 21, 2006, then any party shall have the right to terminate this Agreement in which event no party shall have any further right or obligation as against any other.

9. FURTHER AGREEMENTS; 1934 ACT REPORTING. Within four (4) business days after the execution of this Agreement and within four (4) business days after the Closing, Immuno shall file an appropriate Current Report on Form 8-K with respect to this Agreement pursuant to the Securities Exchange Act of 1934, as amended. Prior to the filing of each such Form 8-K Current Report, Immuno shall furnish to Petals and its counsel copies of such reports as proposed to be filed, which reports shall be subject to Petals review and approval.

10. PUBLIC DISCLOSURE. Petals and Immuno will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the Agreement, and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law (including Rules 14d-9 and 14e-2 promulgated under the Exchange Act) or any listing agreement with a national securities exchange.

11. INDEMNIFICATION. At and after the Closing, Immuno shall continue to indemnify all prior officers and directors of Immuno to the maximum extent permitted by the Certificate of Incorporation and Bylaws of Immuno. To the extent Immuno obtains insurance covering its officers and directors, then it will maintain such coverage for the present officers and directors of Immuno with respect to claims arising from facts or events that occurred on or after the Closing, for a period of five years from and after the Closing, if and to the extent that maintaining such coverage does not in management's reasonable discretion result in additional expense to Immuno.

12. LIMITATION ON LIABILITY; NO THIRD PARTY BENEFICIARIES. Nothing in this instrument, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective successors and assigns any remedy or claim under or by reason of this instrument or any agreement, term, covenant, or condition hereof, and all agreements, terms, covenants, and conditions contained herein shall be for the sole and exclusive benefit of the parties hereto, and their respective successors and assigns.

13. FURTHER ASSURANCES. Subject to terms and conditions herein provided and to the fiduciary duties of the board of directors and officers or representatives of any Party, each of the Parties agrees to use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to

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consummate and make effective this Agreement and the transactions contemplated hereby. In case at any time any further action, including, without limitation, the obtaining of waivers and consents under any material contracts, is necessary, proper or advisable to carry out the purposes of this Agreement, the proper officers and directors or representatives of each Party to this Agreement are hereby directed and authorized to use commercially reasonable efforts to effectuate all required action.

14. NO WAIVER. Unless otherwise specifically agreed in writing to the contrary;
(i) the failure of any Party at any time to require performance by the other of any provision of this Agreement shall not affect such Party's right thereafter to enforce the same; (ii) no waiver by any Party of any default by any other shall be valid unless in writing and acknowledged by an authorized representative of the non-defaulting Party, and no such waiver shall be taken or held to be a waiver by such Party of any other preceding or subsequent default; and (iii) no extension of time granted by any Party for the performance of any obligation or act by any other Party shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to its conflicts of laws principles, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

16. RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

17. ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section 17 shall be void.

18. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via overnight courier, sent by facsimile, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

If to Petals:              Petals Decorative Accents LLC.
                           Executive Pavilion
                           Ridgefield, CT 06877
                           Attention: Chief Executive Officer
                           Telephone: (203) 431-3300
                           Facsimile: (203) 438-6321

With a copy to:            Foley Hoag LLP
                           Seaport World Trade Center West
                           155 Seaport Boulevard
                           Boston, MA 02210
                           Attention:  David A. Broadwin, Esq.
                           Telephone: (617) 832-1000
                           Facsimile: (617) 832-7000

If to Immuno:              ImmunoTechnology Corporation
                           Attention: Mark A. Scharmann
                           Troika Capital, Inc.
                           1661 Lakeview Circle
                           Ogden, UT 84403
                           Telephone: (801) 399-3632
                           Facsimile: (801) 399-3688

With a copy to:            Cohne, Rappaport & Segal
                           Attention: A.O. Headman, Esq.
                           257 East 200 Street, Suite 700
                           Salt Lake City, UT 84111
                           Telephone: (801) 532-2666
                           Facsimile: (801) 238-4606

or to such other person or entity or at such other address as any party shall designate by notice to the other in accordance with this Section 18.

Notices provided in accordance with this Section 18 shall be deemed delivered
(i) upon personal delivery with signature required, (ii) one Business Day after they have been sent to the recipient by a nationally recognized overnight courier service (charges prepaid and signature required) (iii) upon confirmation, answer back received, of successful transmission of a facsimile message containing such notice if sent between 9 a.m. and 5 p.m., local time of the recipient, on any business day, and as of 9 a.m. local time of the recipient on the next Business Day if sent at any other time, or (iv) three business days after deposit with the U.S. Postal Service. Copies of any notices hereunder may be sent by email, but transmission by such means alone shall not constitute delivery of notice under this Section 18.

19. BINDING AGREEMENT. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

20. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but signatures transmitted by facsimile shall be deemed originals for purposes of this Agreement, all of which, when taken together, shall constitute one Agreement.

21. SEVERABILITY. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

22. DELAYS OR OMISSIONS. Except to the extent permitted by the terms and conditions of this Agreement, without the prior written consent

         IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.



                                          PETALS DECORATIVE ACCENTS, LLC

                                          By:    /s/ Stephen M. Hicks
                                              --------------------------
                                                 President


                                          IMMUNOTECHNOLOGY CORPORATION

                                          By:    /s/ Mark A. Scharmann
                                              --------------------------
                                                 President


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